UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2019

FLUOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-16129	33-0927079
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

6700 Las Colinas Blvd. Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

(469) 398-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	FLR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           As previously reported, Mr. David T. Seaton stepped down from his position as Chief Executive Officer of Fluor Corporation (the “Corporation”) and as a member of the Board of Directors (the “Board”) of the Corporation effective May 1, 2019. On September 10, 2019, the Corporation entered into a Retirement and Release Agreement (the “Retirement Agreement”) with Mr. Seaton specifying the terms of Mr. Seaton’s separation of employment and retirement from the Corporation. The Retirement Agreement terminates Mr. Seaton’s employment effective as of September 13, 2019 (the “Retirement Date”). Pursuant to the Retirement Agreement, Mr. Seaton will receive a lump sum payment in the amount of $1,334,000, which is equal to one year of Mr. Seaton’s base salary as of the Retirement Date. He will also be paid for any accrued but unused time off with pay. Mr. Seaton will not receive any portion of his 2019 Annual Incentive Award, nor any other bonus payments. With respect to outstanding equity awards under the Corporation’s long-term incentive program, Restricted Stock Unit awards, Value Driver Incentive awards, and non-qualified stock option awards granted to Mr. Seaton at least one year prior to the Retirement Date will continue to vest in accordance with their terms. All equity awards granted after September 13, 2018 will be forfeited.

The Retirement Agreement provides that Mr. Seaton will make himself reasonably available to assist the Corporation in any litigation involving the Corporation. The Retirement Agreement also contains customary confidentiality covenants, a release of claims, and non-competition and non-solicitation restrictions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 16, 2019	FLUOR CORPORATION

	By:	/s/ Dawn A. Stout
Dawn A. Stout
Senior Vice President, Chief Compliance Officer and Secretary